UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2011

Oasis Petroleum Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1001 Fannin St, Ste 1500, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-404-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2011, the Board of Directors of Oasis Petroleum Inc. (the "Company") elected Mr. Michael Lou, age 36, to the office of Executive Vice President and Chief Financial Officer of the Company to serve until his successor is chosen and qualified or until his earlier death, resignation, retirement, disqualification or removal from office. In his new position, Mr. Lou will serve as the Company's principal financial officer. Roy W. Mace, Senior Vice President, Chief Accounting Officer, previously served as the Company's principal financial officer, and Mr. Mace will continue to serve as the Company's principal accounting officer.

Mr. Lou has served as the Company's Senior Vice President Finance (or in similar capacities) since September 2009. Prior to joining the Company, Mr. Lou was an independent contractor from January 2009 to August 2009. From February 2008 to December 2008, he served as the Chief Financial Officer of Giant Energy Ltd., a private oil and gas management company, from July 2006 to December 2008 he served as Chief Financial Officer of XXL Energy Corp., a publicly listed Canadian oil and gas company, and from August 2008 to December 2008, he served as Vice President Finance of Warrior Energy N.V., a publicly listed Canadian oil and gas company. Mr. Lou holds a Bachelor of Science in Electrical Engineering from Southern Methodist University.

Mr. Lou does not have a written employment agreement with the Company concerning his compensation at this time. Mr. Lou's base salary will be $275,000, and his target award under the Company's 2010 Annual Incentive Compensation Plan is set at 60% of base salary, and could range from 30% to 120% of base salary. He will receive a one-time restricted stock award with an aggregate value approximately equal to 100% of base salary, and future annual awards of restricted stock are intended to represent a number of shares with an aggregate value approximately equal to 150% of base salary. Mr. Lou's stock awards vest ratably over three years.

There are no relationships or transactions between Mr. Lou and the Company requiring disclosure under Item 401(d) or Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On August 3, 2011, the Company issued a press release announcing Mr. Lou's appointment as its Executive Vice President and Chief Financial Officer. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated August 3, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oasis Petroleum Inc.

August 3, 2011	By:	Thomas B. Nusz

Name: Thomas B. Nusz
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 3, 2011